UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06414

Name of Fund: BlackRock MuniYield Fund, Inc. (MYD)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Fund,

Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2014

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce — or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2013

Municipal Market Conditions

Toward the end of 2012, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment and uncertainty around the Presidential election and fiscal policy decisions highlighted the appeal of the relatively stable asset class. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, market conditions turned less favorable in May when the US Federal Reserve alluded to the possible scaling back of its bond-buying stimulus program. Municipal bond funds saw strong outflows in the last six months of the period, resulting in net outflows of approximately $38 billion for the 12-month period as a whole (based on data from the Investment Company Institute). Further signals from the Fed suggesting a retrenchment of asset purchases led to rising interest rates and waning demand in June. (Bond prices fall as rates rise.) High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through period end. However, from a historical perspective, total new issuance for the 12 months ended October 31, 2013 remained relatively strong at $345 billion (down modestly from the $378 billion issued in the prior 12-month period). A significant portion of new supply during this period (roughly 50%) was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable-municipal issuance was up 19% year-over-year.

S&P Municipal Bond Index
Total Returns as of October 31, 2013
6 months: (3.63)%
12 months: (1.69)%

A Closer Look at Yields

From October 31, 2012 to October 31, 2013, muni yields increased by 122 basis points (“bps”) from 2.82% to 4.04% on AAA-rated 30-year municipal bonds, while increasing 72 bps from 1.72% to 2.44% on 10-year bonds and rising another 39 bps from 0.67% to 1.06% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 118 bps and the spread between 2- and 10-year maturities widened by 68 bps.

During the same time period, US Treasury rates rose by 78 bps on 30-year and 87 bps on 10-year bonds, while moving up 61 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce risk later in the period. On the short end of the curve, moderate outperformance versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments. As higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011. However, opportunities are not as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 14 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less its total accrued liabilities). In addition, each Fund with VRDP Shares or VMTP Shares limits its economic leverage to 45% of its total managed assets. As of October 31, 2013, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MYD	39%
MQY	40%
MQT	40%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	5

Fund Summary as of October 31, 2013	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the six-month period ended October 31, 2013, the Fund returned (11.24)% based on market price and (10.86)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•	As tax-exempt municipal rates increased over the six-month period, the Fund’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to bonds with long maturities was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Fund’s assets amplified the negative effect of rising rates on the Fund’s performance. Holdings of bonds rated low-quality investment grade and non-investment grade posted significant losses. The Fund’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Modest exposure to tobacco bonds was another notable source of negative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2013 ($13.90)[1]	7.21%
Tax Equivalent Yield[2]	12.74%
Current Monthly Distribution per Common Share[3]	$0.0835
Current Annualized Distribution per Common Share[3]	$1.0020
Economic Leverage as of October 31, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The monthly distribution per common share, declared on December 2, 2013, was decreased to $0.0805 per share. The yield on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$13.90	$16.24	(14.41)%	$16.30	$12.52
Net Asset Value	$13.76	$16.01	(14.05)%	$16.06	$12.99

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Health	23%	22%
Transportation	22	21
County/City/Special District/School District	12	11
Utilities	12	12
Education	11	11
State	10	13
Corporate	8	9
Tobacco	2	1

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	8%	9%
AA/Aa	43	43
A	28	29
BBB/Baa	9	9
BB/Ba	3	1
B	2	2
CCC/Caa	1	1
Not Rated[2]	6	6

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.

[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $3,014,775, representing less than 1%, and $8,883,640, representing 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	4%
2014	4
2015	4
2016	5
2017	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	7

Fund Summary as of October 31, 2013	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•	For the six-month period ended October 31, 2013, the Fund returned (13.99)% based on market price and (9.19)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•	As tax-exempt municipal rates increased over the six-month period, the Fund’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to the long-end of the yield curve was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Fund’s assets amplified the negative effect of rising rates on the Fund’s performance. The Fund’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy.

•	Short positions in US Treasury futures contracts as a hedge against rising interest rates had a positive impact on the Fund’s performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2013 ($14.09)[1]	6.81%
Tax Equivalent Yield[2]	12.03%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of October 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$14.09	$16.94	(16.82)%	$17.24	$13.05
Net Asset Value	$14.78	$16.83	(12.18)%	$16.89	$14.00

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
County/City/Special District/School District	26%	24%
Transportation	22	21
Utilities	17	16
State	15	19
Health	10	10
Education	7	6
Housing	2	3
Corporate	1	1

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	10%	10%
AA/Aa	57	61
A	31	27
BBB/Baa	2	1
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013, the market value of these securities was $2,950,141, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	—
2014	8%
2015	11
2016	3
2017	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	9

Fund Summary as of October 31, 2013	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•	For the six-month period ended October 31, 2013, the Fund returned (14.24)% based on market price and (8.55)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•	As tax-exempt municipal rates increased over the six-month period, the Fund’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to the long-end of the yield curve was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Fund’s assets amplified the negative effect of rising rates on the Fund’s performance. The Fund’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy.

•	Short positions in US Treasury futures contracts as a hedge against rising interest rates had a positive impact on the Fund’s performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2013 ($11.94)[1]	7.09%
Tax Equivalent Yield[2]	12.53%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of October 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$11.94	$14.41	(17.14)%	$14.81	$11.29
Net Asset Value	$12.97	$14.68	(11.65)%	$14.73	$12.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
County/City/Special District/School District	27%	28%
Transportation	24	22
State	15	17
Utilities	13	12
Health	10	11
Education	7	6
Housing	3	3
Corporate	1	1

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	7%	8%
AA/Aa	66	68
A	25	21
BBB/Baa	2	2
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013, the market value of these securities was $2,695,818, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	1%
2014	10
2015	7
2016	5
2017	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	11

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.8%
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	$5,250	$5,223,645
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	2,050	1,926,406
5.00%, 6/01/46	6,450	4,437,148

		6,363,554
Arizona — 4.6%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,900	2,427,242
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT:
6.25%, 6/01/19	3,000	2,997,000
6.30%, 4/01/23	5,090	5,011,767
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	7,437,103
5.00%, 12/01/37	9,690	9,730,117
Vistancia Community Facilities District Arizona, GO, 5.75%, 7/15/24	2,125	2,184,500

		29,787,729
California — 11.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	4,919,317
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,456,343
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/34	3,155	3,471,920
St. Joseph Health System, 5.00%, 7/01/33	2,560	2,637,005
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37 (a)	3,465	3,057,585
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	3,855	3,232,726
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	2,510	2,229,031
Municipal Bonds	Par (000)	Value
California (concluded)
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	$2,385	$2,745,994
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	2,300	2,373,370
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	845	759,883
5.00%, 5/15/47	735	648,167
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	1,605	1,713,081
5.00%, 5/15/40	11,970	12,203,654
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/43	2,190	2,312,684
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,124
Various Purposes, 6.00%, 3/01/33	5,085	5,945,941
Various Purposes, 6.50%, 4/01/33	14,075	16,760,791
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement Revenue, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	2,175	2,031,385

		74,509,001
Colorado — 3.0%
City & County of Denver Colorado Airport System, ARB, Series D, AMT (AMBAC), 7.75%, 11/15/13	1,435	1,439,090
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,580	3,331,333
Colorado State Board of Governors, Refunding RB, State University System Enterprise, Series A, 5.00%, 3/01/43	2,405	2,534,894
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.00%, 6/01/14 (b)	6,850	7,228,120

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guarantee Corp.	GO	General Obligation Bonds
	AGM	Assured Guaranty Municipal Corp.	HDA	Housing Development Authority
	AMBAC	American Municipal Bond Assurance Corp.	HFA	Housing Finance Agency
	AMT	Alternative Minimum Tax (subject to)	HRB	Housing Revenue Bonds
	ARB	Airport Revenue Bonds	IDA	Industrial Development Authority
	BARB	Building Aid Revenue Bonds	ISD	Independent School District
	BHAC	Berkshire Hathaway Assurance Corp.	LRB	Lease Revenue Bonds
	CAB	Capital Appreciation Bonds	M/F	Multi-Family
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	COP	Colombian Peso	PSF-GTD	Permanent School Fund Guaranty
	EDA	Economic Development Authority	Radian	Radian Guaranty, Inc.
	EDC	Economic Development Corp.	RB	Revenue Bonds
	ERB	Education Revenue Bonds	SO	Special Obligation
	GAB	Grant Anticipation Notes	S/F	Single Family
	GARB	General Airport Revenue Bonds

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Colorado (concluded)
University of Colorado, RB, Series A:
5.25%, 6/01/30	$2,250	$2,499,772
5.38%, 6/01/32	1,250	1,387,238
5.38%, 6/01/38	830	920,171

		19,340,618
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	2,842,463
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University:
5.00%, 7/01/35	2,225	2,334,048
5.00%, 7/01/39	5,000	5,194,850

		10,371,361
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	2,305	2,370,531
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	8,275	7,846,355

		10,216,886
District of Columbia — 3.0%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	4,440	4,446,704
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 5.59%, 10/01/31 (c)	8,350	3,109,457
CAB, Second Senior Lien, Series B (AGC), 5.70%, 10/01/32 (c)	15,000	5,180,400
CAB, Second Senior Lien, Series B (AGC), 5.81%, 10/01/33 (c)	13,410	4,285,970
First Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,455,604

		19,478,135
Florida — 8.7%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	2,805	2,735,492
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	6,900	7,247,346
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,155	2,329,684
County of Hillsborough Florida IDA, RB, National Gypsum Co. AMT:
Series A, 7.13%, 4/01/30	7,500	7,521,225
Series B, 7.13%, 4/01/30	5,000	5,002,250
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	7,781,954
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	4,110	4,196,680
Series B, 5.00%, 7/01/42	5,120	5,177,088
Municipal Bonds	Par (000)	Value
Florida (concluded)
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	$6,150	$6,762,478
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	4,980	4,997,928
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)	4,309	1,766,631

		55,518,756
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,737,876
Metropolitan Atlanta Rapid Transit Authority, RB, Sale Tax, Third Indenture Series, Series A, 5.00%, 7/01/39	6,945	7,179,533

		8,917,409
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	2,968,352
Idaho — 1.6%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,008,100
Illinois — 12.4%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	849,250
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.63%, 1/01/35	4,200	4,358,718
Series A, 5.75%, 1/01/39	3,500	3,645,530
Series C, 6.50%, 1/01/41	11,920	13,404,517
City of Chicago Illinois, GO, Project, Series A:
5.00%, 1/01/33	1,625	1,534,878
5.00%, 1/01/34	7,585	7,125,728
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	1,660	1,732,658
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	2,130	2,164,953
City of Chicago Illinois Waterworks, Refunding RB, Second Lien, Water Project, 5.00%, 11/01/42	6,030	5,966,263
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,716,227
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	1,980,323
Ascension Health, Series A, 5.00%, 11/15/42	3,575	3,569,495
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,415,416
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	4,720	4,730,006

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 6.10%, 6/15/46 (c)	$11,405	$1,606,166
CAB, Series B (AGM), 6.11%, 6/15/47 (c)	27,225	3,598,600
Series B (AGM), 5.00%, 6/15/50	6,405	6,293,169
Series B-2, 5.00%, 6/15/50	5,085	4,886,838
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,001,935
6.00%, 6/01/28	2,335	2,503,587
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,319,408

		79,403,665
Indiana — 5.3%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	2,305	2,155,175
4.00%, 2/01/38	3,700	3,362,264
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	910	812,102
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	3,015	2,656,185
Sisters of St. Francis Health, 5.25%, 11/01/39	1,690	1,724,831
Wastewater Utility (CWA Authority Project), First Lien, Series A, 5.25%, 10/01/38	6,665	6,900,275
Indiana Finance Authority, Refunding RB, Series A:
Community Health Network Project, 5.00%, 5/01/42	3,670	3,577,479
Parkview Health System, 5.75%, 5/01/31	6,645	7,039,115
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,476,816
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/36	805	840,565
5.00%, 1/15/40	2,580	2,666,353

		34,211,160
Iowa — 2.0%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	1,830	1,544,611
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,950	1,890,291
5.50%, 12/01/22	4,765	4,554,816
5.25%, 12/01/25	940	858,060
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	3,805	3,944,796

		12,792,574
Municipal Bonds	Par (000)	Value
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.75%, 11/15/38	$4,380	$4,721,771
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45 (e)	2,055	2,045,465
Louisiana — 4.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,610	1,705,908
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	9,000	9,588,150
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,277,111
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	3,690	3,811,881
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	2,055	2,094,456
5.25%, 5/15/31	1,750	1,740,042
5.25%, 5/15/32	2,240	2,216,413
5.25%, 5/15/33	2,430	2,394,911
5.25%, 5/15/35	1,025	1,005,535

		25,834,407
Maine — 0.8%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,201,826
Maine Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,790	1,867,901

		5,069,727
Maryland — 1.9%
County of Prince George’s Maryland, SO, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,470,300
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	891,141
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,400	2,497,296
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	6,520	6,524,107
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/35	500	513,980

		11,896,824
Massachusetts — 2.4%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	3,798,145
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	3,680	3,872,685

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts Development Finance Agency, Refunding RB, Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	$3,500	$3,030,965
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	1,640	1,666,568
Massachusetts School Building Authority, RB, Dedicated Sales Tax Revenue, Senior Series A, 5.00%, 5/15/43	2,880	3,029,414

		15,397,777
Michigan — 5.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien:
Series A, 5.00%, 7/01/32	3,175	2,877,344
Series A, 5.25%, 7/01/39	8,995	8,270,543
Series B (AGM), 7.50%, 7/01/33	1,835	1,969,909
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	2,853,332
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	6,085	6,221,608
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital:
8.00%, 9/01/29	2,000	2,393,580
8.25%, 9/01/39	6,365	7,656,331

		32,242,647
Minnesota — 0.1%
City of Minneapolis Minnesota, HRB, Gaar Scott Loft Project, AMT, 5.95%, 5/01/30 (f)	815	817,616
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	295,072
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	527,406
Nebraska — 0.4%
Central Plains Energy Project, RB, Gas Project No. 3:
5.25%, 9/01/37	1,670	1,717,445
5.00%, 9/01/42	925	904,215

		2,621,660
New Jersey — 3.3%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	975	896,064
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	710	701,601
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	230	211,984
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,500	2,647,700
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,355	1,406,056
5.00%, 1/01/43	1,835	1,877,646
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 5.81%, 12/15/35 (c)	$8,110	$2,284,425
Series A, 5.50%, 6/15/41	3,630	3,821,156
Series B, 5.25%, 6/15/36	4,990	5,245,388
Rutgers The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	1,025	1,087,863
5.00%, 5/01/43	1,065	1,119,251

		21,299,134
New York — 5.8%
City of New York IDA, RB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,250	1,255,875
County of Dutchess New York IDA, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	2,000	2,023,600
County of Oneida New York Industrial Development Agency, RB, Hamilton College Civic Facility, 5.00%, 9/15/26	1,990	2,128,683
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	4,910	5,125,500
New York City Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,985	5,224,878
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,480	2,627,238
New York State Dormitory Authority, RB, Series F:
5.00%, 3/15/15 (b)	75	79,874
5.00%, 3/15/35	6,305	6,514,830
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 6/15/31	3,595	3,895,938
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/42	3,590	3,674,329
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	2,831,745
6.00%, 12/01/42	1,485	1,592,707

		36,975,197
North Carolina — 3.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	7,350	7,293,993
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	2,845,785
North Carolina Medical Care Commission, Refunding RB:
First Mortgage, Aldersgate, 6.25%, 7/01/35	2,970	2,912,738
First Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	4,769,200

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	15

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission, Refunding RB (concluded):
Retirement Facilities, First Mortgage, Whitestone Project, Series A, 7.75%, 3/01/41	$1,210	$1,276,780

		19,098,496
Ohio — 0.8%
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	2,205	2,104,959
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	2,840	2,783,853

		4,888,812
Oregon — 0.1%
City of Tigard Oregon, Refunding RB, Water System, 5.00%, 8/01/37	510	535,016
Pennsylvania — 2.1%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	4,694,603
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	3,805	3,874,327
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	2,000	1,963,480
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,890	1,711,319
Philadelphia IDA, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,265,721

		13,509,450
Puerto Rico — 0.6%
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 7.85%, 8/01/38 (c)	23,695	3,523,920
Rhode Island — 0.5%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,190	3,152,766
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,695	6,953,695
Tennessee — 1.7%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Series A, 5.25%, 1/01/45 (e)	2,855	2,841,753
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	2,030	1,999,022
County of Rutherford Tennessee Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	430	436,820
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Refunding RB, Vanderbilt University, Series D, 3.25%, 10/01/37	6,520	5,402,276

		10,679,871
Municipal Bonds	Par (000)	Value
Texas — 12.8%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	$4,365	$4,463,038
Senior Lien, Series A, 5.00%, 1/01/33	205	198,840
Subordinate Lien, 5.00%, 1/01/33	725	657,590
Subordinate Lien, 5.00%, 1/01/42	645	557,003
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	3,060	3,229,952
City of Houston Texas, RB, Special Facilities, Continental Airlines, Inc., Series E, AMT:
7.38%, 7/01/22	3,500	3,499,440
7.00%, 7/01/29	3,000	2,999,580
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,403,149
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	5,070	5,290,951
Clifton Higher Education Finance Corp., RB, 6.00%, 8/15/43	1,525	1,581,974
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	4,801,853
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	730	731,066
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	3,665	3,588,401
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	2,150	1,859,169
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	1,000	1,065,180
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 6.04%, 9/01/37 (c)	4,110	995,195
North Texas Tollway Authority, Refunding RB, Second Tier System, Series F, 6.13%, 1/01/31	12,140	12,977,053
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,365	7,063,431
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/29	1,955	1,925,128
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	7,000	7,639,800
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,655	7,181,477
Texas State Turnpike Authority, RB, CAB (AMBAC), 6.09%, 8/15/35 (c)	15,000	4,062,600
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 5.00%, 8/15/41	2,445	2,426,662

		82,198,532

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Utah — 0.9%
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	$4,090	$4,190,532
University of Utah, RB, General, Series A, 5.00%, 8/01/43	1,280	1,340,275

		5,530,807
Virginia — 2.1%
County of James City Virginia EDA, Refunding RB, First Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	1,500	1,456,800
5.50%, 9/01/34	2,000	1,852,700
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT:
5.25%, 1/01/32	3,270	3,235,796
6.00%, 1/01/37	5,905	6,114,096
Winchester Industrial Development Authority, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	1,004,420

		13,663,812
Washington — 1.1%
Vancouver Housing Authority, HRB, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	875	865,480
6.20%, 9/01/32	1,250	1,144,875
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45 (e)	4,745	4,964,694

		6,975,049
Wisconsin — 4.3%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	15,978,677
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	4,970	5,193,551
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	765	821,977
5.00%, 7/01/30	970	1,032,662
5.00%, 7/01/31	2,105	2,228,963
5.00%, 7/01/37	2,560	2,626,970

		27,882,800
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	6,195	6,675,174
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	595	598,457

		7,273,631
Total Municipal Bonds — 116.1%		744,722,305
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit Series C-2, 5.00%, 11/15/36	$4,538	$4,569,853
California — 6.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	6,581	7,073,816
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	5,310	5,686,638
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	19,080	19,934,021
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM, NPFGC), 5.00%, 8/01/32	4,650	4,905,703
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,401,879

		40,002,057
Colorado — 2.7%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,490	7,528,798
Series C-7, 5.00%, 9/01/36	4,800	4,830,720
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (h)	4,299	4,708,219

		17,067,737
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,117	9,512,598
Series X-3, 4.85%, 7/01/37	9,266	9,701,486

		19,214,084
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	11,874,463
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	6,657,891
Massachusetts — 0.7%
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax, Series B, 5.00%, 10/15/41	4,606	4,811,802
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	4,048	4,402,661

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	17

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York — 6.8%
Hudson Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47 (h)	$3,260	$3,453,010
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution, Series FF-2, 5.50%, 6/15/40	3,194	3,420,225
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, Series 1, 5.25%, 12/15/43	21,630	22,572,852
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	13,080	13,963,292

		43,409,379
North Carolina — 3.5%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	19,415,734
Residuals, Wake Forest University, 5.00%, 1/01/38	3,120	3,256,749

		22,672,483
Ohio — 4.7%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	27,896	30,470,129
South Carolina — 3.0%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC) (b):
5.25%, 12/01/15	7,795	8,582,217
5.25%, 12/01/15	6,920	7,618,851
5.25%, 12/01/15	2,510	2,763,485

		18,964,553
Tennessee — 1.9%
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,240	11,919,908
Texas — 2.1%
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,159,709
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/43	6,241	6,609,375

		13,769,084
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$7,303	$7,401,523
Virginia — 3.8%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	6,661,160
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,618	11,383,840
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,145,403

		24,190,403
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	5,668,836
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39 (h)	11,456	11,759,599
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.6%		298,826,445
Total Long-Term Investments (Cost — $1,024,471,352) — 162.7%		1,043,548,750

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	13,238,307	13,238,307
Total Short-Term Securities (Cost — $13,238,307) — 2.1%		13,238,307
Total Investments (Cost — $1,037,709,659) — 164.8%		1,056,787,057
Other Assets Less Liabilities — 0.3%		2,102,438
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.9%)		(166,120,004)
VRDP Shares, at Liquidation Value — (39.2%)		(251,400,000)

Net Assets Applicable to Common Shares — 100.0%		$641,369,491

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counter Party	Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	$9,854,912	$197,516

(f)	Variable rate security. Rate shown is as of report date.
(g)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $23,448,797.
(i)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	6,265,241	6,973,066	13,238,307	$1,438

(j)	Represents the current yield as of report date.

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(196)	10-Year US Treasury Notes	Chicago Board of Trade	December 2013	$24,962,438	$(15,526)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$1,043,548,750	—	$1,043,548,750
Short-Term Securities	$13,238,307	—	—	13,238,307

Total	$13,238,307	$1,043,548,750	—	$1,056,787,057

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(15,526)	—	—	$(15,526)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	19

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4	—	—	$4
Cash pledged for financial futures contracts	347,000	—	—	347,000
Liabilities:
TOB trust certificates	—	$(166,078,226)	—	(166,078,226)
VRDP Shares	—	(251,400,000)	—	(251,400,000)

Total	$347,004	$(417,478,226)	—	$(417,131,222)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
Birmingham Water Works Board, RB, Series B, 5.00%, 1/01/38	$2,000	$2,030,740
City of Birmingham Alabama, GO, CAB, Series A, 5.05%, 3/01/43 (a)	560	470,949
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	3,000	2,789,940
University of Alabama, RB, Series A (NPFGC), 5.00%, 7/01/34	7,125	7,266,431

		12,558,060
Alaska — 1.8%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	600	639,354
Alaska Housing Finance Corp., Refunding RB, Series A, 4.13%, 12/01/37	810	761,611
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,473,276
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	4,425	5,035,561

		7,909,802
Arizona — 0.9%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,600	1,631,920
State of Arizona, COP, Department of Administration Series A (AGM):
5.00%, 10/01/27	1,850	1,970,121
5.25%, 10/01/28	250	267,670

		3,869,711
Arkansas — 0.3%
Arkansas Development Finance Authority, RB, (AMBAC), 5.61%, 7/01/46 (b)	7,000	1,150,030
California — 19.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25 (a)	4,150	4,427,220
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
5.90%, 8/01/37	3,250	817,798
5.94%, 8/01/38	7,405	1,738,546
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	861,575
Sutter Health, Series A, 5.00%, 8/15/52	1,910	1,843,341
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,706,850
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	955	963,442
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,014,940
Carlsbad California Unified School District, GO, Election of 2006, Series B, 5.54%, 5/01/34 (a)	5,000	3,871,350
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	5,100	5,467,047
Series A-1, 5.75%, 3/01/34	1,150	1,218,966
Municipal Bonds	Par (000)	Value
California (continued)
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/31 (a)	2,800	2,938,404
County of Orange California Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	3,500	3,723,230
5.00%, 2/01/31	1,200	1,274,340
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/28	6,110	6,513,688
Grossmont Union High School District, GO, CAB, Election of 2004, 5.27%, 8/01/31 (b)	5,000	1,986,000
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 5.13%, 8/01/30 (b)	10,030	4,293,642
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 5.67%, 8/01/34 (a)	4,125	2,817,004
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	770	812,342
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 5.56%, 8/01/43 (a)	1,945	926,034
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2007, Series B, 5.76%, 8/01/36 (b)	5,000	1,373,750
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 5.54%, 8/01/37 (b)	4,005	1,093,846
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 5.47%, 8/01/34 (a)	10,000	8,004,600
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	3,000	3,152,580
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 5.66%, 7/01/38 (b)	2,200	555,280
San Diego Unified School District California, GO, Refunding, CAB, Series R-1, 5.08%, 7/01/31 (b)	1,725	711,045
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,033,434
San Jose California Unified School District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (c)	2,825	3,057,582
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	948,366
5.00%, 8/01/38	760	789,617
State of California, GO
5.50%, 4/01/28	5	5,082
Various Purpose, 5.50%, 3/01/40	2,000	2,167,420
Various Purposes, 5.00%, 4/01/42	1,500	1,534,065
State of California, GO, Refunding, Various Purpose:
5.00%, 2/01/38	2,000	2,055,640
5.00%, 9/01/41	2,300	2,350,692
5.00%, 10/01/41	1,300	1,328,938

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	$1,825	$1,914,918
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 5.57%, 8/01/36 (b)	15,000	4,298,250

		86,590,864
Colorado — 0.4%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,001,700
Florida — 9.7%
City of Jacksonville Florida Transportation, Refunding RB, Series A, 5.00%, 10/01/30	380	403,856
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	4,765	4,928,249
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,396,685
5.38%, 10/01/32	1,700	1,743,333
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,812,589
County of Miami-Dade Florida, RB, Seaport:
AMT, Series B, 6.00%, 10/01/30	870	931,004
AMT, Series B, 6.25%, 10/01/38	560	598,366
AMT, Series B, 6.00%, 10/01/42	895	934,371
Series A, 6.00%, 10/01/38	2,755	3,015,595
County of Miami-Dade Florida, Refunding RB, Subordinate Special Obligation, Series B, 5.00%, 10/01/37	1,705	1,743,090
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport Series A:
5.50%, 10/01/36	6,490	6,827,026
AMT (AGC), 5.00%, 10/01/40	1,000	995,560
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,825	2,944,836
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, AMT, 5.63%, 7/01/39	375	384,000
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,517,425
5.38%, 10/01/29	1,900	2,087,834
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,458,432
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,409,788
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,868,912
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,620	1,729,285
South Florida Water Management District, COP:
(AGC), 5.00%, 10/01/22	700	779,800
(AMBAC), 5.00%, 10/01/36	1,500	1,543,470

		44,053,506
Municipal Bonds	Par (000)	Value
Georgia — 1.9%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C (AGM), 5.00%, 1/01/33	5,000	5,097,900
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,297,546

		8,395,446
Illinois — 20.7%
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	840	861,647
City of Chicago Illinois, GARB, O’Hare International Airport Third Lien:
Series A, 5.75%, 1/01/39	5,500	5,728,690
Series B-2, AMT, 6.00%, 1/01/29	3,300	3,321,153
Series B-2, AMT (AGM), 5.75%, 1/01/14 (c)	7,400	7,467,340
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 6.51%, 1/01/31 (b)	13,000	4,328,480
City of Chicago Illinois, Refunding GARB, O’Hare International Airport AMT:
Series C, 5.38%, 1/01/39	4,090	4,084,069
Passenger Facility Charge, Series B, 5.00%, 1/01/31	7,500	7,514,475
Third Lien, Series A-2 (AGM), 5.75%, 1/01/14 (c)	2,665	2,689,251
City of Chicago Illinois, Refunding RB, Waterworks, Second Lien, Series A (AMBAC), 5.00%, 11/01/36	1,500	1,500,825
City of Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,000	2,070,280
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	3,180	3,136,498
City of Chicago Illinois Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	750	761,572
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	390,971
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	440	453,970
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	906,440
Illinois HDA, RB, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,755	2,598,626
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	26,525	27,995,546
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 5.67%, 6/15/30 (b)	15,000	5,922,000
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Series B:
CAB (AGM), 6.05%, 6/15/44 (b)	4,625	745,504
4.25%, 6/15/42	6,000	5,324,340
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	964,980
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	3,578,656
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	1,100	1,123,067
5.50%, 7/01/38	590	592,148

		94,060,528

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 1.9%
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	$1,190	$1,083,995
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	690	615,770
Wastewater Utility (CWA Authority Project), First Lien, 5.25%, 10/01/38	1,400	1,449,420
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	1,150	1,164,145
Series B, 5.75%, 1/01/34	550	555,093
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project Series A:
5.75%, 1/01/38	1,300	1,385,176
(AGC), 5.25%, 1/01/29	2,350	2,499,295

		8,752,894
Iowa — 3.5%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	7,700	8,208,662
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	2,135	2,200,608
5.70%, 12/01/27	2,135	2,187,628
5.80%, 12/01/29	1,445	1,475,822
5.85%, 12/01/30	1,945	1,985,028

		16,057,748
Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A:
5.00%, 2/01/43	1,910	1,931,010
4.00%, 2/01/48	1,910	1,615,860
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	1,990,368

		5,537,238
Massachusetts — 5.0%
Massachusetts HFA, RB, S/F Housing, Series 124, AMT, 5.00%, 12/01/31	1,225	1,232,166
Massachusetts HFA, Refunding, HRB, Series C, AMT, 5.35%, 12/01/42	1,525	1,524,176
Massachusetts HFA, Refunding RB, Series C, AMT, 5.00%, 12/01/30	3,000	3,033,390
Massachusetts School Building Authority, RB, Series A:
Dedicated Sales Tax, Senior, 5.00%, 5/15/43	1,720	1,809,234
(AGM), 5.00%, 8/15/15 (c)	12,065	13,075,323
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	1,944,864

		22,619,153
Municipal Bonds	Par (000)	Value
Michigan — 6.7%
City of Detroit Michigan, Refunding RB, Second Lien:
Sewage Disposal System, Series E (BHAC), 5.75%, 7/01/31	8,300	8,496,710
Water Supply System, Series D (NPFGC), 5.00%, 7/01/33	1,000	907,880
City of Lansing Michigan, RB, Board of Water & Light, Series A, 5.50%, 7/01/41	2,500	2,680,525
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,250,388
Series I-A, 5.38%, 10/15/41	1,000	1,020,070
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,409,970
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,275	1,313,926
Michigan Strategic Fund, Refunding RB, Detriot Edison Co. Project, Series A, AMT, 5.50%, 6/01/30	1,700	1,700,204
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,510	4,222,109
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	3,350	3,663,962
Western Michigan University, Refunding RB, 5.00%, 11/15/39	520	525,304

		30,191,048
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	3,094,821
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,028,410
Nevada — 2.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,257,456
County of Clark Nevada, ARB, Subordinate Lien Series A-2 (NPFGC):
5.00%, 7/01/30	1,000	1,017,570
5.00%, 7/01/36	9,350	9,364,586

		11,639,612
New Jersey — 5.4%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	1,285	1,327,662
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	12,634,751
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	800	840,848
5.75%, 12/01/27	375	402,034
5.75%, 12/01/28	400	424,920
5.88%, 12/01/33	1,980	2,069,179
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,655	1,506,315

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	$2,000	$2,128,860
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,412,700
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	640	672,602

		24,419,871
New York — 2.0%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,059,300
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	2,000	2,241,420
New York State HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	3,350	3,394,488
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 172nd Series, AMT, 4.50%, 4/01/37	2,270	2,196,475

		8,891,683
Ohio — 0.8%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	821,367
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	475	484,457
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	950	1,016,196
5.25%, 2/15/33	1,325	1,412,106

		3,734,126
Pennsylvania — 1.9%
Pennsylvania Turnpike Commission, RB:
Series C, 5.50%, 12/01/33	760	828,757
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	775	871,790
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	6,700	7,106,422

		8,806,969
South Carolina — 2.3%
Charleston County Airport District, RB, AMT, Series A:
5.50%, 7/01/38	1,500	1,551,015
5.50%, 7/01/41	2,725	2,809,257
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	354,614
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	2,920,224
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,637,675

		10,272,785
Tennessee — 0.8%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	3,520	3,778,826
Municipal Bonds	Par (000)	Value
Texas — 13.2%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 7/01/19 (d)	1,000	1,207,270
City of Houston Texas Utility System, Refunding RB, Combined First Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,239,908
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	760	796,062
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,647,600
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	9,450	9,059,715
5.00%, 11/01/42	1,500	1,416,780
Dallas-Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	1,325	1,392,337
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,157,792
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,470,591
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 5.01%, 9/15/36 (b)	2,870	924,542
North Texas Tollway Authority, Refunding RB, First Tier Series A:
6.00%, 1/01/28	3,380	3,820,346
(NPFGC), 5.75%, 1/01/40	12,300	13,297,407
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	2,155	1,850,973
CAB, 4.93%, 9/15/35 (b)	3,530	1,215,520
CAB, 4.99%, 9/15/36 (b)	6,015	1,949,401
CAB, 5.04%, 9/15/37 (b)	4,305	1,311,777
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Cook Childrens Medical Center, 5.25%, 12/01/39	1,100	1,136,487
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/31	1,600	1,557,152
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 5.00%, 8/15/41	5,500	5,458,750

		59,910,410
Utah — 2.4%
Salt Lake City Corp., Refunding RB, IHC Hospitals, Inc. (NPFGC), 6.30%, 2/15/15 (d)	10,490	10,960,476
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (e)	45	45,801
Washington — 2.1%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	2,000	2,101,140
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	4,000	3,999,680
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,542,446
Providence Health & Services, Series A, 5.25%, 10/01/39	850	873,707

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington (concluded)
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	$1,155	$1,147,954

		9,664,927
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	1,850	1,933,213
Total Municipal Bonds — 110.7%		501,929,658

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 2.4%
Phoenix Civic Improvement Corp., RB, Sub-Civic Plaza Expansion Project, Series A (NPFGC), 5.00%, 7/01/37	8,000	8,190,080
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	2,750	2,880,460

		11,070,540
California — 5.0%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	7,315,910
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,120	6,456,539
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	2,639	3,039,025
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	567,110
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	5,170	5,496,279

		22,874,863
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,220	1,335,820
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (g)	1,320	1,479,861
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,548,988

		5,028,849
Florida — 15.1%
City of Tallahassee Florida, RB, Energy System, (NPFGC):
5.00%, 7/01/14	6,000	6,117,780
5.00%, 10/01/32 (g)	2,700	2,807,568
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/16 (e)	5,990	6,073,680
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	2,390	2,426,806
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	12,729	13,072,436
County of Orange Florida School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,544	3,797,312
(NPFGC), 5.00%, 8/01/30	2,000	2,102,160
County of Orange School Board, COP, Series A (NPFCG), 5.00%, 8/01/31	5,000	5,203,400
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	6,991,992
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,720,183
Miami-Dade County School Board, COP, Refunding, 5.25%, 5/01/27	11,350	12,519,163
State of Florida, GO, Board of Education, Refunding, Series D, 5.00%, 6/01/37 (g)	2,399	2,529,012

		68,361,492
Hawaii — 1.4%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (c)	6,000	6,193,020
Illinois — 7.0%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	3,842,520
City of Chicago Illinois, Refunding RB:
Sales Tax, Series A, 5.00%, 1/01/41	1,140	1,164,453
Waterworks, Second Lien (AGM), 5.25%, 11/01/33	14,427	14,893,632
Illinois State Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,163,053
Series A, 5.00%, 1/01/38	2,878	2,883,992
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	360	361,231
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (g)	6,198	6,413,987

		31,722,868
Massachusetts — 0.5%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A, (AGM):
5.00%, 8/15/15 (c)	271	283,994
5.00%, 8/15/30	1,829	1,919,792

		2,203,786
Michigan — 2.0%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,100	9,060,142
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (g)	5,007	5,404,317
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,429	2,760,671

		8,164,988

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	25

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (g)	$2,581	$2,712,640
New York — 8.6%
The Erie County Industrial Development Agency, RB, City of Buffalo School District Project, Series A (AGM), 5.75%, 5/01/28	2,007	2,223,726
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	3,903,045
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution, Series CC, 5.00%, 6/15/47	7,640	7,933,453
New York State Dormitory Authority, ERB, Series B, 17.94%, 3/15/36	1,540	1,725,893
New York State Thruway Authority, Refunding RB, General, Series G (AGM), 5.00%, 1/01/32	10,000	10,424,600
Port Authority of New York & New Jersey, RB, Series 169, AMT, 5.00%, 10/15/34	10,830	11,101,183
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (g)	1,500	1,626,270

		38,938,170
North Carolina — 0.5%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	2,041	2,062,456
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	780	829,959
South Carolina — 1.1%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (g)	4,695	5,084,122
Texas — 4.1%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,293,058
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	5,092,998
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37	4,501	4,319,289
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas (concluded)
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (g)	$2,000	$2,144,860
Tarrant County Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	883,896

		18,734,101
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	478,074
Washington — 0.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,637,035
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc.:
Series A, 5.00%, 4/01/42	640	635,174
Series C, 5.25%, 4/01/39	2,000	2,052,940

		2,688,114
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 53.0%		240,181,039
Total Long-Term Investments (Cost — $720,543,466) — 163.7%		742,110,697

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	6,345,969	6,345,969
Total Short-Term Securities (Cost — $6,345,969) — 1.4%		6,345,969
Total Investments (Cost — $726,889,435) — 165.1%		748,456,666
Other Assets Less Liabilities — 1.3%		6,425,116
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.5%)		(124,839,701)
VRDP Shares, at Liquidation Value — (38.9%)		(176,600,000)

Net Assets Applicable to Common Shares — 100.0%		$453,442,081

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by municipal or US Treasury obligations.
(e)	Variable rate security. Rate shown is as of report date.
(f)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $21,224,963.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

(i)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	802.157	5,543,812	6,345,969	$897
(j)	Represents the current yield as of report date.

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(80)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$10,188,750	$(27,587)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$742,110,697	—	$742,110,697
Short-Term Securities	$6,345,969	—	—	6,345,969

Total	$6,345,969	$742,110,697	—	$748,456,666

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$ (27,587)	—	—	$ (27,587)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$26,902	—	—	$26,902
Cash pledged for financial futures contracts	142,000	—	—	142,000
Liabilities:
TOB trust certificates	—	$(124,839,701)	—	(124,839,701)
VRDP Shares	—	(176,600,000)	—	(176,600,000)

Total	$168,902	$(301,439,701)	—	$(301,270,799)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	27

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$729,619
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,000	1,859,960

		2,589,579
Alaska — 0.5%
Alaska Housing Finance Corp., Refunding RB, Series A, 4.13%, 12/01/37	480	451,325
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	894,489

		1,345,814
Arizona — 1.5%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,100	1,121,945
Phoenix Civic Improvement Corp., Refunding RB, AMT, 5.00%, 7/01/32	1,000	1,030,870
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,300	1,384,409
5.00%, 10/01/29	925	971,287

		4,508,511
California — 17.2%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25 (a)	7,150	7,627,620
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
5.90%, 8/01/37	2,100	528,423
5.94%, 8/01/38	4,800	1,126,944
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	555,855
Sutter Health, Series A, 5.00%, 8/15/52	1,235	1,191,899
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,137,900
California Health Facilities Financing Authority, Refunding RB, St. Joseph’s Health System, Series A, 5.00%, 7/01/37	945	955,773
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	615	620,437
California State University, RB, Systemwide Series A:
5.50%, 11/01/39	1,000	1,090,780
(AGC), 5.25%, 11/01/38	3,000	3,195,330
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,290	1,299,636
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	741,979
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/31 (a)	1,800	1,888,974
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/28	4,000	4,264,280
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/14 (c)	2,770	2,880,661
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,200	2,320,978
Municipal Bonds	Par (000)	Value
California (concluded)
Monterey Peninsula Community College District, GO, CAB, Series C, 5.05%, 8/01/28 (b)	11,975	5,735,067
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 5.56%, 8/01/43 (a)	5,000	2,380,550
San Diego Community College District California, GO, CAB, Election of 2006 (b):
5.69%, 8/01/31	1,855	685,033
5.79%, 8/01/32	2,320	795,505
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	2,015	2,117,483
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 5.66%, 7/01/38 (b)	1,400	353,360
San Diego Unified School District California, GO, Refunding, CAB, Series R-1, 5.08%, 7/01/31 (b)	1,110	457,542
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	660,250
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	632,244
5.00%, 8/01/38	490	509,095
State of California, GO, Refunding, Various Purpose, 5.00%, 10/01/41	900	920,034
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,534,065
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	675	708,257
Yosemite Community College District, GO, CAB, Election of 2004, Series D (b):
5.57%, 8/01/36	2,000	573,100
5.61%, 8/01/37	2,790	749,757

		50,238,811
Colorado — 1.0%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 5.79%, 9/01/32 (b)	5,500	1,877,205
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,061,910

		2,939,115
Florida — 12.1%
City of Jacksonville Florida Transportation, Refunding RB, Series A, 5.00%, 10/01/30	250	265,695
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,000	1,062,060
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	7,875	8,144,797
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	900,207
5.38%, 10/01/32	1,100	1,128,039
County of Miami-Dade Florida, RB:
AMT, Seaport, Series B, 6.00%, 10/01/30	570	609,968
AMT, Seaport, Series B, 6.25%, 10/01/38	360	384,664
AMT, Seaport, Series B, 6.00%, 10/01/42	580	605,514
Jackson Health System (AGC), 5.63%, 6/01/34	900	932,832
Seaport, Series A, 6.00%, 10/01/38	1,780	1,948,370
County of Miami-Dade Florida, Refunding RB, Subordinate Special Obligation, Series B, 5.00%, 10/01/37	1,340	1,369,936

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A, AMT (AGC), 5.00%, 10/01/40	$5,900	$5,873,804
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	1,900	1,980,598
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, AMT, 5.63%, 7/01/39	250	256,000
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,637,264
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	620,307
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,453,320
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,040	1,110,158
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	2,005,200

		35,288,733
Georgia — 7.3%
City of Atlanta Georgia Department of Aviation, Refunding GARB:
Series B (AGM), 5.25%, 1/01/33	5,000	5,111,350
Series C (AGM), 5.00%, 1/01/33	15,000	15,293,700
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,046,840

		21,451,890
Illinois — 20.6%
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	528,272
City of Chicago Illinois, GARB, O’Hare International Airport Third Lien:
Series A, 5.75%, 1/01/39	2,000	2,083,160
Series B-2, AMT, 6.00%, 1/01/29	2,200	2,214,102
Series B-2, AMT (AGM), 5.75%, 1/01/14 (c)	5,200	5,247,320
City of Chicago Illinois, GO:
CAB, City Colleges (NPFGC), 6.51%, 1/01/31 (b)	8,370	2,786,875
Park District, Harbor Facilities Revenues, Series C, 5.25%, 1/01/37	4,000	4,044,920
City of Chicago Illinois, Refunding GARB, AMT:
O’Hare International Airport, General, Third Lien, Series C-2 (AGM), 5.25%, 1/01/30	2,000	2,001,380
O’Hare International Airport, Series C, 5.38%, 1/01/39	3,235	3,230,309
City of Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,500	2,587,850
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	2,050	2,021,956
City of Chicago Illinois Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	500	507,715
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	250	257,217
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	285	294,049
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	426,560
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	2,070	2,185,444
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	18,175	19,182,622
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 5.96%, 12/15/36 (b)	10,000	2,571,900
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Series B:
CAB (AGM), 6.05%, 6/15/44 (b)	2,980	480,346
4.25%, 6/15/42	4,000	3,549,560
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	616,515
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,236,660
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	710	724,889
5.50%, 7/01/38	380	381,383

		60,161,004
Indiana — 2.1%
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	770	701,408
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	445	397,127
Wastewater Utility (CWA Authority Project), First Lien, 5.25%, 10/01/38	1,000	1,035,300
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	350	353,241
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project Series A:
5.75%, 1/01/38	2,000	2,131,040
(AGC), 5.50%, 1/01/38	1,575	1,660,885

		6,279,001
Iowa — 3.3%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	4,925	5,250,345
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,300	1,339,949
5.70%, 12/01/27	1,305	1,337,168
5.80%, 12/01/29	875	893,664
5.85%, 12/01/30	915	933,831

		9,754,957
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,177,960
Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A:
5.00%, 2/01/43	1,235	1,248,585
4.00%, 2/01/48	1,235	1,044,810

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	$1,150	$1,271,624

		3,565,019
Massachusetts — 5.3%
Massachusetts HFA, Refunding, HRB, Series C, AMT, 5.35%, 12/01/42	975	974,474
Massachusetts HFA, Refunding RB, Series C, AMT, 5.00%, 12/01/30	5,000	5,055,650
Massachusetts School Building Authority, RB, Series A:
Dedicated Sales Tax, Senior, 5.00%, 5/15/43	1,110	1,167,587
(AGM), 5.00%, 8/15/15 (c)	4,860	5,266,976
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,917,296

		15,381,983
Michigan — 5.1%
City of Detroit Michigan, RB, Water Supply System, Second Lien, Series B (AGM):
6.25%, 7/01/36	350	354,886
7.00%, 7/01/36	200	209,670
City of Detroit Michigan, Refunding RB, Sewage Disposal System (BHAC):
Second Lien, Series E, 5.75%, 7/01/31	2,200	2,252,140
Series A, 5.50%, 7/01/36	4,500	4,516,155
City of Lansing Michigan, RB, Board of Water & Light, Series A, 5.50%, 7/01/41	1,700	1,822,757
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	612,042
Series II-A, 5.38%, 10/15/36	1,000	1,041,990
Series II-A (AGM), 5.25%, 10/15/36	1,900	1,962,282
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	825	850,187
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT, 5.50%, 6/01/30	1,000	1,000,120
Western Michigan University, Refunding RB, 5.00%, 11/15/39	340	343,468

		14,965,697
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,800	2,063,214
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	2,725,287
Nevada — 2.0%
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	1,700	1,757,715
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,250	1,271,962
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	2,700	2,704,212

		5,733,889
New Jersey — 4.3%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	85	87,822
New Jersey (concluded)
New Jersey EDA, RB (concluded):
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,833,397
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	500	525,530
5.50%, 12/01/26	350	365,722
5.75%, 12/01/28	200	212,460
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,070	973,871
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,290	1,373,115
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,688,890
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	400	420,376

		12,481,183
New York — 3.3%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	610	646,173
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,250	1,319,225
New York City Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,360,686
New York State HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	2,835	2,872,649
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 172nd Series, AMT, 4.50%, 4/01/37	1,460	1,412,710

		9,611,443
North Carolina — 0.1%
North Carolina Medical Care Commission, RB, Health Care Facilities, Novant Health Obligated Group, Series A, 4.75%, 11/01/43	395	379,737
Ohio — 0.8%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	521,143
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	310	316,172
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	610	652,505
5.25%, 2/15/33	850	905,879

		2,395,699
Pennsylvania — 2.8%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,235	2,255,093
Pennsylvania Turnpike Commission, RB:
Series C, 5.50%, 12/01/33	490	534,330
Sub-Series A, 5.00%, 12/01/43	1,000	1,018,970
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	500	562,445
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	2,245	2,381,182

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	$1,300	$1,395,433

		8,147,453
South Carolina — 2.4%
Charleston County Airport District, RB, AMT, Series A, 5.50%, 7/01/41	1,360	1,402,051
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	110,817
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	1,885,338
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,608,339

		7,006,545
Tennessee — 0.4%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,000	1,073,530
Texas — 14.9%
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	500	523,725
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	1,800	1,725,660
5.00%, 11/01/42	1,140	1,076,753
Dallas-Fort Worth International Airport, RB:
Series A (NPFGC), 5.50%, 11/01/33	5,000	5,000,000
Series H, 5.00%, 11/01/32	2,715	2,729,227
Dallas-Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	865	908,959
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,223,620
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,065	1,143,991
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 5.01%, 9/15/36 (b)	1,850	595,959
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	2,415	2,729,626
Series A (NPFGC), 5.75%, 1/01/40	3,600	3,891,924
Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,719,770
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project:
4.00%, 9/15/42	5,620	4,827,130
CAB, 4.93%, 9/15/35 (b)	2,275	783,373
CAB, 4.99%, 9/15/36 (b)	3,875	1,255,849
CAB, 5.04%, 9/15/37 (b)	17,775	5,416,220
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Cook Childrens Medical Center, 5.25%, 12/01/39	750	774,878
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,030	1,002,417
5.00%, 12/15/32	2,500	2,419,125

		43,748,206
Vermont — 0.5%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (d)	1,305	1,328,216
Municipal Bonds	Par (000)	Value
Washington — 2.1%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,400	1,470,798
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	3,000	2,999,760
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,011,440
Providence Health & Services, Series A, 5.25%, 10/01/39	550	565,339
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	205	203,750

		6,251,087
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	1,200	1,253,976
Total Municipal Bonds — 114.4%		334,847,539

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 1.0%
Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,063,970
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,750	1,833,020

		2,896,990
California — 3.5%
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	4,330	4,568,107
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	1,699	1,956,948
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	400,313
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	3,030	3,221,223

		10,146,591
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	780	854,049
5.00%, 2/01/41	2,999	2,924,190

		3,778,239
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	855	958,546
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (f)	1,580	1,767,347
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,285,966

		5,011,859

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida — 12.9%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	$4,000	$4,078,520
County of Highlands Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (d)	4,000	4,055,880
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,157,330
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,540	1,563,716
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	6,901	7,087,309
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	3,394	3,636,409
County of Orange Florida School Board, COP, Series A (NPFCG), 5.00%, 8/01/31	9,000	9,366,120
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	4,661,328
State of Florida, GO, Board of Education, Refunding, Series D, 5.00%, 6/01/37 (f)	1,189	1,253,968

		37,860,580
Hawaii — 1.8%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (c)	5,000	5,160,850
Illinois — 9.5%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	3,842,520
City of Chicago Illinois, Refunding RB:
Sales Tax, Series A, 5.00%, 1/01/41	700	715,015
Waterworks, Second Lien (AGM), 5.25%, 11/01/33	2,548	2,630,498
Illinois State Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	3,499	3,785,343
Series A, 5.00%, 1/01/38	1,859	1,862,578
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	1,630	1,635,575
Regional Transportation Authority, RB, 6.50%, 7/01/26	10,000	12,192,493
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	1,130	1,169,001

		27,833,023
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	4,600	4,816,568
Massachusetts — 0.5%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM):
5.00%, 8/15/15 (c)	180	188,653
5.00%, 8/15/30	1,215	1,275,290

		1,463,943
Michigan — 1.6%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,700	4,679,414
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	3,298	3,559,730
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Nevada (concluded)
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	1,574	1,789,324

		5,349,054
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,580	1,661,229
New York — 4.2%
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,167,578
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution, Series CC, 5.00%, 6/15/47	4,920	5,108,977
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,000	1,120,710
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	3,500	3,592,750
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,200	1,301,016

		12,291,031
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	500	532,025
South Carolina — 2.7%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC), 5.25%, 12/01/15 (c)	6,030	6,638,970
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	1,125	1,218,240

		7,857,210
Texas — 5.3%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	2,026,578
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	5,250	5,629,102
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	1,996	1,914,885
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,393,600
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (f)	1,400	1,501,402

		15,465,567
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	318,716

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc.:
Obligated Group, Series A, 5.00%, 4/01/42	$1,920	$1,905,523
Series C, 5.25%, 4/01/39 (f)	3,250	3,335,619

		5,241,142
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.1%		152,364,031
Total Long-Term Investments (Cost — $473,744,263) — 166.5%		487,211,570
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	3,474,496	$3,474,496
Total Short-Term Securities (Cost — $3,474,496) — 1.2%		3,474,496
Total Investments (Cost — $477,218,759) — 167.7%		490,686,066
Liabilities in Excess of Other Assets — (0.2)%		(541,798)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.7%)		(81,024,131)
VMTP Shares, at Liquidation Value — (39.8%)		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$292,620,137

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Represent bonds transferred to a TOB. In exchange the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029, is $11,177,580.

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	849,388	2,625,108	3,474,496	$669

(h)	Represents the current yield as of report date.

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(55)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$7,004,766	$(18,966)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	33

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$487,211,570	—	$487,211,570
Short-Term Securities	$3,474,496	—	—	3,474,496

Total	$3,474,496	$487,211,570	—	$490,686,066

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$ (18,966)	—	—	$(18,966)

[2]    Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$98,000	—	—	$98,000
Liabilities:
TOB trust certificates	—	$(81,003,085)	—	(81,003,085)
VMTP Shares	—	(116,500,000)	—	(116,500,000)

Total	$98,000	$(197,503,085)	—	$(197,405,085)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Statements of Assets and Liabilities

October 31, 2013 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,043,548,750	$742,110,696	$487,211,570
Investments at value — affiliated[2]	13,238,307	6,345,969	3,474,496
Cash	4	26,902	—
Cash pledged for financial futures contracts	347,000	142,000	98,000
Interest receivable	16,524,990	10,028,289	6,632,091
Variation margin receivable on financial futures contracts	30,625	12,500	8,594
Deferred offering costs	438,965	321,967	83,332
Prepaid expenses	15,561	130,448	2,811

Total assets	1,074,144,202	759,118,771	497,510,894

Accrued Liabilities
Investments purchased payable	10,400,225	1,169,209	5,512,373
Income dividends payable — Common Shares	3,892,114	2,454,151	1,590,340
Investment advisory fees payable	443,606	318,339	206,882
Officer’s and Directors’ fees payable	230,054	168,100	2,338
Interest expense and fees payable	41,778	31,845	21,046
Other accrued expenses payable	288,708	95,345	54,693

Total accrued liabilities	15,296,485	4,236,989	7,387,672

Other Liabilities
TOB trust certificates	166,078,226	124,839,701	81,003,085
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	417,478,226	301,439,701	197,503,085

Total liabilities	432,774,711	305,676,690	204,890,757

Net Assets Applicable to Common Shareholders	$641,369,491	$453,442,081	$292,620,137

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$639,472,360	$430,121,896	$283,623,447
Undistributed net investment income	9,411,008	8,160,839	6,121,452
Accumulated net realized loss	(26,575,750)	(6,380,297)	(10,573,103)
Net unrealized appreciation/depreciation	19,061,873	21,539,643	13,448,341

Net Assets Applicable to Common Shareholders	$641,369,491	$453,442,081	$292,620,137

Net asset value per Common Share	$13.76	$14.78	$12.97

[1] Investments at cost — unaffiliated	$1,024,471,352	$720,543,466	$473,744,263
[2] Investments at cost — affiliated	$13,238,307	$6,345,969	$3,474,496
[3] VRDP/VMTP Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	16,234	11,766	7,565
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	46,612,142	30,676,888	22,558,009

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	35

Statements of Operations

Six Months Ended October 31, 2013 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest	$27,119,398	$18,378,871	$11,881,594
Income — affiliated	1,438	897	669

Total income	27,120,836	18,379,768	11,882,263

Expenses
Investment advisory	2,779,413	1,942,705	1,257,162
Liquidity fees	858,647	827,389	—
Commissions for Preferred Shares	126,734	90,263	—
Professional	70,503	56,841	40,152
Accounting services	60,094	43,466	29,783
Officer and Directors	44,577	35,725	16,826
Transfer agent	26,819	21,849	14,840
Custodian	23,533	19,038	12,255
Registration	8,426	5,415	4,705
Printing	5,377	4,650	4,425
Miscellaneous	71,498	62,305	50,186

Total expenses excluding interest expense and fees	4,075,621	3,109,646	1,430,334
Interest expense and fees[1]	993,656	628,426	950,012

Total expenses	5,069,277	3,738,072	2,380,346
Less fees waived by Manager	(1,726)	(831)	(655)

Total expenses after fees waived	5,067,551	3,737,241	2,379,691

Net investment income	22,053,285	14,642,527	9,502,572

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,902,003)	(5,468,409)	(3,438,458)
Financial futures contracts	801,503	530,126	341,559

	(4,100,500)	(4,938,283)	(3,096,899)

Net change in unrealized appreciation/depreciation on:
Investments	(100,729,554)	(58,234,265)	(35,618,607)
Financial futures contracts	1,241,383	283,085	181,530

	(99,488,171)	(57,951,180)	(35,437,077)

Total realized and unrealized loss	(103,588,671)	(62,889,463)	(38,533,976)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(81,535,386)	$(48,246,936)	$(29,031,404)

[1]	Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$22,053,285	$44,247,872	$14,642,527	$28,525,982
Net realized gain (loss)	(4,100,500)	4,533,539	(4,938,283)	65,452
Net change in unrealized appreciation/depreciation	(99,488,171)	36,319,313	(57,951,180)	19,607,267

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(81,535,386)	85,100,724	(48,246,936)	48,198,701

Dividends to Common Shareholders From
Net investment income	(23,348,786)	(47,224,460)[1]	(14,722,740)	(29,381,768)[1]

Capital Share Transactions
Reinvestment of common dividends	678,310	4,409,201	417,081	1,917,950

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(104,205,862)	42,285,465	(62,552,595)	20,734,883
Beginning of period	745,575,353	703,289,888	515,994,676	495,259,793

End of period	$641,369,491	$745,575,353	$453,442,081	$515,994,676

Undistributed net investment income, end of period	$9,411,008	$10,706,509	$8,160,839	$8,241,052

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$9,502,572	$18,402,461
Net realized gain (loss)	(3,096,899)	246,588
Net change in unrealized appreciation/depreciation	(35,437,077)	12,953,419

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(29,031,404)	31,602,468

Dividends to Common Shareholders From
Net investment income	(9,519,480)	(18,785,329)[1]

Capital Share Transactions
Reinvestment of common dividends	—	1,075,952

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(38,550,884)	13,893,091
Beginning of period	331,171,021	317,277,930

End of period	$292,620,137	$331,171,021

Undistributed net investment income, end of period	$6,121,452	$6,138,360

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	37

Statements of Cash Flows

Six Months Ended October 31, 2013 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(81,535,386)	$(48,246,936)	$(29,031,404)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	570,680	(139,251)	(301,824)
Decrease in cash pledged for financial futures contracts	456,000	142,000	86,000
(Increase) decrease in prepaid expenses	4,800	(116,540)	6,097
Decrease in variation margin receivable	27,688	7,656	4,531
Decrease in investment advisory fees payable	(48,186)	(17,849)	(9,740)
Decrease in interest expense and fees payable	(73,781)	(42,546)	(18,663)
Increase (decrease) in other accrued expenses payable	(40,549)	92,992	(33,846)
Increase in Officer’s and Directors’ fees payable	25,892	22,592	1,993
Net realized and unrealized loss on investments	105,631,557	63,702,674	39,057,065
Amortization of premium and accretion of discount on investments	183,797	(786,186)	(505,043)
Amortization of deferred offering costs	3,405	10,167	34,514
Proceeds from sales of long-term investments	128,696,307	71,219,917	52,680,906
Purchases of long-term investments	(86,187,684)	(61,383,431)	(48,595,080)
Net proceeds from purchases of short-term securities	(6,973,066)	(5,543,812)	(2,625,108)

Cash provided by operating activities	60,741,474	18,921,447	10,750,398

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	17,392,467	6,478,496	4,436,684
Cash payments for TOB trust certificates	(59,257,618)	(11,069,463)	(5,690,160)
Cash dividends paid to Common Shareholders	(22,666,738)	(14,303,578)	(9,496,922)

Cash used for financing activities	(64,531,889)	(18,894,545)	(10,750,398)

Cash
Net increase (decrease) in cash	(3,790,415)	26,902	—
Cash at beginning of period	3,790,419	—	—

Cash at end of period	$4	$26,902	—

Cash Flow Information
Cash paid during the period for interest and fees	$1,064,032	$660,805	$934,161

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$678,310	$417,081	—

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,							Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
			2013		2012	2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$16.01		$15.19		$13.05	$13.87		$11.53		$10.70		$14.36

Net investment income[1]	0.47		0.95		0.99	1.04		1.04		0.49		1.03
Net realized and unrealized gain (loss)	(2.22)		0.89		2.15	(0.85)		2.17		0.77		(3.62)
Dividends to AMPS shareholders from net investment income	—		—		(0.01)	(0.03)		(0.03)		(0.04)		(0.27)

Net increase (decrease) from investment operations	(1.75)		1.84		3.13	0.16		3.18		1.22		(2.86)

Dividends to Common Shareholders from net investment income	(0.50)		(1.02)[2]		(0.99)[2]	(0.98)[2]		(0.84)[2]		(0.39)[2]		(0.80)[2]

Net asset value, end of period	$13.76		$16.01		$15.19	$13.05		$13.87		$11.53		$10.70

Market price, end of period	$13.90		$16.24		$15.49	$13.17		$13.70		$11.45		$9.66

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(10.86)%	[4]	12.32%		24.76%	1.07%		28.44%		11.76%	[4]	(20.69)%

Based on market price	(11.24)%	[4]	11.73%		26.06%	3.27%		27.75%		22.93%	[4]	(25.06)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[5]	1.52%		1.53%	1.15%	[7]	1.14%	[7]	1.25%	[5,7]	1.38%	[7]

Total expenses after fees waived	1.52%	[5]	1.52%		1.53%	1.15%	[7]	1.14%	[7]	1.24%	[5,7]	1.38%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.22%	[5,6]	1.17%	[6]	1.20% [6]	0.99%	[7]	1.01%	[7]	1.09%	[5,7]	1.06%	[7]

Net investment income	6.62%	[5]	6.02%		6.95%	7.64%	[7]	8.08%	[7]	9.20%	[5,7]	7.65%	[7]

Dividends to AMPS Shareholders	—		—		0.04%	0.23%		0.27%		0.74%	[5]	1.99%

Net investment income to Common Shareholders	6.62%	[5]	6.02%		6.91%	7.41%		7.81%		8.46%	[5]	5.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$641,369		$745,575		$703,290	$598,976		$630,608		$523,590		$484,945

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—	$251,450		$251,450		$271,500		$271,500

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400		$251,400	—		—		—		—

Portfolio turnover	8%		16%		19%	16%		35%		7%		20%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—	$84,556		$87,701		$73,217		$69,695

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$355,119		$396,569		$379,749	—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	For the six months ended October 31, 2013 and the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93%, 0.90% and 0.92%, respectively.

[7]	Does not reflect the effect of dividends to AMPS Shareholders.

[8]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	39

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,						Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
			2013	2012	2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$16.83		$16.22	$13.72	$14.63		$13.27		$11.68		$14.88

Net investment income[1]	0.48		0.93	0.95	0.99		0.99		0.46		0.97
Net realized and unrealized gain (loss)	(2.05)		0.64	2.49	(0.94)		1.23		1.51		(3.12)
Dividends to AMPS shareholders from:
Net investment income	—		—	(0.01)	(0.04)		(0.04)		(0.04)		(0.27)
Net realized gain	—		—	—	—		—		—		(0.03)

Net increase (decrease) from investment operations	(1.57)		1.57	3.43	0.01		2.18		1.93		(2.45)

Dividends and distributions to Common Shareholders from:
Net investment income	(0.48)		(0.96)[2]	(0.93)[2]	(0.92)[2]		(0.82)[2]		(0.34)[2]		(0.68)[2]
Net realized gain	—		—	—	—		—		—		(0.07)[2]

Total dividends and distributions to Common Shareholders	(0.48)		(0.96)	(0.93)	(0.92)		(0.82)		(0.34)		(0.75)

Net asset value, end of period	$14.78		$16.83	$16.22	$13.72		$14.63		$13.27		$11.68

Market price, end of period	$14.09		$16.94	$16.05	$13.15		$14.48		$12.32		$10.90

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(9.19)%	[4]	9.86%	25.78%	0.10%		17.12%		17.07%	[4]	(16.79)%

Based on market price	(13.99)%	[4]	11.75%	29.85%	(3.06)%		24.86%		16.47%	[4]	(12.47)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.60%	[5]	1.53%	1.46%	1.21%	[6]	1.20%	[6]	1.43%	[5,6]	1.76% [6]

Total expenses after fees waived and paid indirectly	1.60%	[5]	1.53%	1.46%	1.21%	[6]	1.20%	[6]	1.42%	[5,6]	1.75% [6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.33%	[5]	1.23% [8]	1.19% [8]	1.02%	[6]	1.02%	[6]	1.13%	[5,6]	1.10% [6]

Net investment income	6.26%	[5]	5.57%	6.29%	6.97%	[6]	6.98%	[6]	7.58%	[5,6]	6.89% [6]

Dividends to AMPS shareholders	—		—	0.08%	0.25%		0.28%		0.69%	[5]	1.92%

Net investment income to Common Shareholders	6.26%		5.57%	6.21%	6.72%		6.70%		6.89%	[5]	4.97%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$453,442		$515,995	$495,260	$418,346		$445,160		$403,796		$355,459

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	$176,625		$176,625		$192,000		$192,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600		$176,600	$176,600	—		—		—		—

Portfolio turnover	8%		15%	25%	12%		19%		13%		20%

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	$84,217		$88,013		$77,582		$71,318

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$356,762		$392,183	$380,442	—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOBs and VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the six months ended October 31, 2013 and the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%, 0.90% and 0.95%, respectively.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,						Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
			2013	2012	2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.68		$14.11	$11.85	$12.71		$11.55		$10.17		$13.17

Net investment income[1]	0.42		0.82	0.85	0.86		0.88		0.41		0.86
Net realized and unrealized gain (loss)	(1.71)		0.58	2.24	(0.89)		1.04		1.31		(3.00)
Dividends to AMPS Shareholders from
Net investment income	—		—	(0.01)	(0.02)		(0.03)		(0.04)		(0.26)
Net realized gain	—		—	(0.00)[2]	—		—		—		—

Net increase (decrease) from investment operations	(1.29)		1.40	3.08	(0.05)		1.89		1.68		(2.40)

Dividends to Common Shareholders from net investment income	(0.42)		(0.83)[3]	(0.82)[3]	(0.81)[3]		(0.73)[3]		(0.30)[3]		(0.60)[3]

Net asset value, end of period	$12.97		$14.68	$14.11	$11.85		$12.71		$11.55		$10.17

Market price, end of period	$11.94		$14.41	$13.93	$11.59		$12.52		$10.16		$8.75

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(8.55)%[5]		10.17%	26.85%	(0.36)%		17.15%		17.27%	[5]	(18.42)%

Based on market price	(14.24)%[5]		9.55%	28.04%	(1.07)%		31.18%		19.90%	[5]	(20.31)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.58%	[6]	1.49%	1.31%	1.21%	[7]	1.21%	[7]	1.52%	[6,7]	1.80%	[7]

Total expenses after fees waived and paid indirectly	1.58%	[6]	1.49%	1.31%	1.20%	[7]	1.21%	[7]	1.52%	[6,7]	1.79%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.95%	[6]	0.90%	0.99% [9]	1.03%	[7]	1.04%	[7]	1.18%	[6,7]	1.12%	[7]

Net investment income	6.30%	[6]	5.62%	6.46%	7.00%	[7]	7.13%	[7]	7.86%	[6,7]	6.96%	[7]

Dividends to AMPS Shareholders	—		—	0.08%	0.20%		0.23%		0.68%	[6]	2.08%

Net investment income to Common Shareholders	6.30%		5.62%	6.38%	6.80%		6.90%		7.18%	[6]	4.88%

Supplemental Data
Net assets applicable, end of period (000)	$292,620		$331,171	$317,278	$265,918		$284,395		$258,263		$227,551

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	$116,575		$116,575		$128,250		$128,250

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	—		—		—		—

Portfolio turnover	10%		15%	20%	10%		25%		9%		17%

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	$82,031		$85,994		$75,349		$69,420

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$351,176		$384,267	$372,342	—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS Shareholders.

[8]	Interest expense, fees and amortization of offering costs related to TOBs and VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	41

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (each, a “Fund”, and collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board” and the directors, thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deem relevant consistent with the principals of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs, and financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the funds, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	43

Notes to Financial Statements (continued)

(2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended October 31, 2013, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing: therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates issued are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at October 31, 2013, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at October 31, 2013.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At October 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MYD	$298,826,445	$166,078,226	0.08% - 0.33%
MQY	$240,181,039	$124,839,701	0.08% - 0.36%
MQT	$152,364,031	$81,003,085	0.08% - 0.36%

For the six months ended October 31, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$190,166,859	0.64%
MQY	$129,984,844	0.67%
MQT	$83,062,037	0.66%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or over-the counter.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:
Fair Values of Derivative Financial Instruments as of October 31, 2013
	Derivative Liabilities
		MYD	MQY	MQT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(15,526)	$(27,587)	$(18,966)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2013
Net Realized Gain From	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$801,503	$530,126	$341,559
	Net Change in Unrealized Appreciation/Depreciation on
	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$1,241,383	$283,085	$181,530

For the period ended October 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MYD	MQY	MQT
Financial futures contracts:
Average number of contracts sold	98	40	28
Average notional value of contracts sold	$12,481,219	$5,094,375	$3,502,383

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally Credit risk still exists in exchange traded

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	45

Notes to Financial Statements (continued)

futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocate on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets at the following annual rates:

MYD	0.50%
MQY	0.50%
MQT	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are shown as fees waived by Manager in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the six months ended October 31, 2013 were as follows:

	Purchases	Sales
MYD	$85,473,061	$128,586,307
MQY	$57,939,974	$68,096,350
MQT	$52,031,652	$51,479,190

7. Income Tax Information:

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQT
2016	$11,743,926	—
2017	4,065,755	$2,624,082
2018	1,196,450	66,689
2019	479,687	1,774,764
No expiration date[1]	3,081,587	—

Total	$20,567,405	$4,465,535

[1]	Must be utilized prior to losses subject to expiration.

As of October 31, 2013 gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$873,722,424	$603,907,774	$398,638,840

Gross unrealized appreciation	$44,442,460	$31,249,479	$19,305,786
Gross unrealized depreciation	(27,456,053)	(11,540,288)	(8,261,645)

Net unrealized appreciation (depreciation)	$16,986,407	$19,709,191	$11,044,141

8. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of October 31, 2013, MYD invested a significant portion of its assets in securities in the health sector. MQY and MQT each invested a significant portion of their assets in the county/city/special district/school district sector. Each Fund also invested a significant portion of its assets in the transportation sector. Changes in economic conditions affecting the health, county/city/special district/school district and transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2013	Year Ended April 30, 2013
MYD	44,770	278,043
MQY	26,017	114,037
MQT	—	73,441

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	47

Notes to Financial Statements (continued)

the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of October 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that require a per annum liquidity fee to be paid to the liquidity provider. MYD’s fee agreement also required an initial commitment fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is for a 364- day term and is scheduled to expire on June 25, 2014, unless renewed or terminated in advance. The fee agreement between MQY and the liquidity provider that was scheduled to expire on March 15, 2013 was terminated in advance on November 29, 2012. On November 29, 2012, MQY entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. In addition, the remarketing agreement between MQY and the remarketing agent terminated on November 21, 2012. On November 21, 2012, MQY entered into a remarketing agreement with a new remarketing agent. The change in liquidity provider resulted in a mandatory tender of MQY’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2013, the VRDP Shares were assigned a long term rating of Aa1 from Moody’s under its new rating methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of October 31, 2013, the short-term ratings of MQY’s liquidity provider and the VRDP Shares were P1, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories and the short-term ratings of MYD’s liquidity provider and the VRDP Shares were P2, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MYD and MQY’s VRDP Shares that were tendered for remarketing during the six months ended October 31, 2013 were successfully remarketed. The annualized dividend rates for the VRDP Shares for the six months ended October 31, 2013 were as follows:

Rate
MYD	0.29%
MQY	0.18%

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the six months ended October 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MQT	12/16/11	1,165	$116,500,000	1/02/15

MQT is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MQT’s VMTP Shares will be extended or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2013, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended October 31, 2013, were as follows:

Rate
MQT	1.08%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended October 31, 2013.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	49

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend on December 2, 2013 to Common Shareholders of record on November 15, 2013 as follows:

Common Dividend Per Share
MYD	$0.08350
MQY	$0.08000
MQT	$0.07050

Additionally, the Funds declared dividends and distributions on December 2, 2013 payable to Common Shareholders of record on December 13, 2013 as follows:

	Per Common Share
	Tax-Exempt Dividends Declared	Ordinary Dividends Declared	Long-Term Capital Gains Distributed
MYD	$0.08050	$0.001825	—
MQY	$0.08000	—	$0.016209
MQT	$0.07050	—	—

The dividends declared on Preferred Shares for the period November 1, 2013 to November 30, 2013 were as follows:

	Series	Dividends Declared
MYD VRDP Shares	W-7	$56,617
MQY VRDP Shares	W-7	$23,660
MQT VMTP Shares	W-7	$101,786

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT,” and together with MYD and MQY, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of MYD noted that MYD ranked in the first quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported.

The Board of MQY noted that MQY ranked in the second, second and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively.

The Board of MQT noted that MQT ranked in the second, first and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each Fund in that it measures a blend of total return and yield.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Robert W. Crothers Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

The Bank of New York Mellon1

New York, NY 10286

State Street Bank and Trust Company2

Boston, MA 02110

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and

VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agents

Merrill Lynch, Pierce, Fenner & Smith Incorporated3

New York, NY 10036

Barclays Capital Inc.2

New York, NY 10019

VRDP Liquidity Providers

Bank of America, N.A.3

New York, NY 10036

Barclays Bank PLC2

New York, NY 10019

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For MYD and MQT.

[2]	For MQY.

[3]	For MYD.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	55

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	40,913,911	1,363,728	0	40,878,569	1,399,070	0	40,916,911	1,360,728	0
MQY	27,277,148	1,069,144	0	27,175,630	1,170,662	0	27,274,897	1,071,395	0
MQT	18,123,434	418,672	0	18,148,571	393,535	0	18,134,261	407,845	0
	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	2,514	0	0	40,769,726	1,507,913	0	40,815,756	1,461,883	0
MQY	1,766	0	0	27,145,456	1,200,836	0	27,181,328	1,164,964	0
MQT	1,165	0	0	17,973,191	568,915	0	18,082,338	459,768	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	40,912,796	1,364,843	0	40,804,719	1,472,920	0	40,831,767	1,445,872	0
MQY	27,239,407	1,106,885	0	27,236,842	1,109,450	0	27,154,248	1,192,044	0
MQT	18,138,348	403,758	0	18,103,668	438,438	0	18,045,925	496,182	0
	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	2,514	0	0	40,930,483	1,347,156	0
MQY	1,766	0	0	27,219,639	1,126,653	0
MQT	1,165	0	0	18,143,080	399,026	0

¹	Voted on by holders of Preferred Shares only.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Additional Information (continued)

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Fund.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	57

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered are presentation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-10/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –  Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Fund, Inc.

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock MuniYield Fund, Inc.

Date: January 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniYield Fund, Inc.

Date: January 2, 2014

3